SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 8, 2006

AXONYX INC.

(Exact name of Registrant as Specified in its Charter)

Nevada	000-25571	86-0883978

(State or Other Jurisdiction of Incorporation)	(Commission file Number)	(IRS Employer Identification No.)

500 Seventh Avenue, 10th Floor, New York, New York	10018

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 645-7704

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On June 8, 2006, Axonyx Inc. made available on its website the documents attached hereto as exhibits 99.1, 99.2 and 99.3.

Item 8.01 Other Information.

On June 8, 2006, Axonyx Inc. issued the press release attached as Exhibit 99.4 hereto.

Item 9.01 Financial Statements and Exhibits.

Exhibits

99.1	Axonyx Inc. slide presentation dated June 8, 2006
99.2	Axonyx Inc. fact sheet regarding merger transaction
99.3	Axonyx Inc. Frequently Asked Questions regarding merger transaction
99.4	Press release of Axonyx Inc. dated June 8, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 8th day of June, 2006.

AXONYX INC.

By:	/s/ S. Colin Neill

Name:   S. Colin Neill

Title:    Chief Financial Officer

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